As filed with the Securities and Exchange Commission on May 1, 2000
                                                       Registration No. 33-7190
                                       Investment Company Act File No. 811-4750


-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|




                       Post-Effective Amendment No. 25 |X|



                                       and

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 |X|



                              Amendment No. 28 |X|



                         FENIMORE ASSET MANAGEMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

          111 North Grand Street, P.O. Box 399, Cobleskill, N.Y. 12043
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (800) 453-4392


                            Patrick W.D. Turley, Esq.
                             Dechert Price & Rhoads
                               1775 Eye Street, N.W.
                             Washington, D.C. 20006
                     (Name and Address of Agent for Service)


                                   Copies to:

                                Thomas O. Putnam
                             118 North Grand Street
                             Cobleskill, N.Y. 12043




It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485.

                                      FAM

                                   VALUE FUND
                               EQUITY-INCOME FUND

                                   PROSPECTUS
                                  MAY 1, 2000


                     The Securities and Exchange Commission
                     has not approved or disapproved these
                   securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.







                                                                       FAM FUNDS
                                                                    P.O. Box 399
                                                           Cobleskill, NY  12043
                                                                  (800) 932-3271
                                                                www.famfunds.com

FAM Funds
P.O. Box 399
Cobleskill, New York 12043
(800) 932-3271
www.famfunds.com

TABLE OF CONTENTS
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                                                                            Page
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES .....................................    2
        Investment Objectives .............................................    2
        Principal Investment Strategies ...................................    2
        Principal Investment Risks ........................................    2
        Who May Want to Invest? ...........................................    3
        Fund Performance ..................................................    3
                Bar Charts ................................................    3
                Best Quarter / Worst Quarter ..............................    4
                Performance Table .........................................    4
        Fees and Expenses of the Funds ....................................    5
                Expense Example ...........................................    5
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS ..........    6
        Investment Objectives .............................................    6
        Principal Investment Strategies ...................................    6
        Risks .............................................................    7
FUND MANAGEMENT ...........................................................    8
        The Investment Advisor ............................................    8
        Portfolio Managers ................................................    8
SHAREHOLDER INFORMATION ...................................................    9
        Pricing Fund Shares ...............................................    9
        Householding of Shareholder Mailings ..............................    9
        Purchasing and Adding to Your Shares ..............................    9
                Account Minimums ..........................................   10
                FAMVest Automatic Investment Plan .........................   10
                Wire Instructions .........................................   10
                IRA and Retirement Accounts ...............................   11
                Purchases Through Selected Dealers ........................   12
        Instructions for Redemption of Shares .............................   12
                Definition of Good Order ..................................   12
                Signature Guarantees ......................................   13
                Systematic Withdrawal Plan ................................   13
        Information on Distribution and Taxes .............................   14
                Tax Information ...........................................   14
FINANCIAL HIGHLIGHTS ......................................................   15
        FAM Value Fund ....................................................   15
        FAM Equity-Income Fund ............................................   16
TO OBTAIN ADDITIONAL INFORMATION .....................................Back Cover

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

     FAM Value Fund's investment objective is to maximize long-term total return on capital.

     FAM Equity-Income Fund has the investment objective of providing current income, as well as long-term capital appreciation by investing primarily (at least 65% of its total assets) in income-producing stocks that pay dividends. This Fund distributes its income on a quarterly basis.


PRINCIPAL INVESTMENT STRATEGIES

     Fenimore Asset Management, Inc., ("FAM" or "Fenimore") the investment adviser to each Fund employs a `value approach' in making its common stock selections. This approach is based on FAM's belief that at any given point in time the stock price of a company may sell below the company's `true business worth'. Factors considered in evaluating the true business worth include the company's current earnings and FAM's opinion as to its future earnings potential. After identifying a company whose securities are determined to have a favorable price-to-earnings relationship, FAM plans to invest in such securities until the 'true business worth' nears the market price of the company's securities.

     Some of the securities in which the Funds invest are issued by smaller and newer companies which may not be well known to the general public or may not have strong institutional ownership or recognition. Before investing in these smaller companies, FAM places considerable emphasis upon evaluating the company's management through personal conversations and/or meetings with company officials. Conversations and meetings of this type continue throughout FAM's interest in the company.


PRINCIPAL INVESTMENT RISKS

     The principal risks of investing in the Funds are: stock market risk, stock selection risk, and small-cap risk.

     STOCK MARKET RISK refers to the fact that the value of stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions. As a result, the value of your investment in either Fund will fluctuate in response to stock market conditions and you could, therefore, lose money on your investment in a Fund or your investment in a Fund could underperform other investments.

     STOCK SELECTION RISK refers to the fact that FAM utilizes a `value approach' to stock selection, as discussed above, and there is risk that the stocks selected by FAM may not realize their intrinsic value, or their price may go down over time.

     SMALL-CAP RISK refers to the fact that FAM often focuses on the stocks of smaller companies for certain of each Fund's investments. The stock prices of these small-cap companies can fluctuate more than the stocks of larger companies and they may not correspond to changes in the stock market in general.


2

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RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST?

Consider investing in FAM Value Fund or FAM Equity-Income Fund if you: - are investing for long-term goals - want potential capital appreciation and are willing to accept higher risk associated with investing in stocks
-    want professional portfolio management

FAM Funds are not appropriate for anyone:
- whose intention is to capitalize on short-term fluctuations, or who would sell their Fund shares due to short-term market fluctuations
-    seeking safety of principal

     AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT FAM VALUE FUND OR FAM EQUITY-INCOME FUND WILL ACHIEVE ITS GOALS.

FUND PERFORMANCE

     The Performance Bar Charts below show the FAM Funds' actual performance for each calendar year since FAM Value Fund was established in 1987, and FAM Equity-Income Fund in 1996. It indicates risk by illustrating how much returns can differ from one year to the next. As always, keep in mind that a Fund's past performance is no indication of what future returns will be.


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RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

BEST QUARTER/WORST QUARTER

     A Fund can also experience performance swings, as shown in the following tables which show the best and worst calendar quarter returns during the years depicted in the chart.


FAM VALUE FUND
--------------

Best Quarter:        1st Qtr.      1991      20.8%
--------------------------------------------------
Worst Quarter:       3rd Qtr.      1990     -15.5%


FAM EQUITY-INCOME FUND
----------------------

Best Quarter:        2nd Qtr.      1997      10.7%
--------------------------------------------------
Worst Quarter:       3rd Qtr.      1998     -10.0%



PERFORMANCE TABLE

     This table compares the performance of each Fund to the Russell 2000 Index, our primary comparative index which is an unmanaged index that measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization.


Average Annual Total Return  (for the periods ending December 31, 1999)
--------------------------------------------------------------------------------


                         1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------
FAM Value Fund            -4.8%   13.3%   13.4%
--------------------------------------------------
Russell 2000              21.3%   16.7%   13.4%


                                          SINCE
                                         INCEPTION
                                 1 YEAR  (4/1/96)
--------------------------------------------------
FAM Equity-Income Fund            -7.0%    9.0%
--------------------------------------------------
Russell 2000                      21.3%   13.4%







4


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RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you pay if you buy and hold shares of the Funds.

* FAM has entered into a contractual expense limitation agreement with FAM Equity-Income to limit the total operating expenses of the Fund to 1.50% of its average daily net assets for its current fiscal year. Without this expense limitation agreement, the total operating expenses for FAM Equity-Income would have been 2.12%. for the year ended December 31, 1999. FAM has also entered into a contractual expense limitation agreement with FAM Value Fund which would limit the Fund's total operating expenses to 1.29% of its average daily net assets for its current fiscal year. Each of these expense limitations are reviewed and agreed upon by the board's independent trustees.


EXPENSE EXAMPLE

Use this table to compare fees and expenses of the Funds with those of other mutual funds. This example illustrates the amount of fees and expenses you would pay and assumes the following:


-       a $10,000 investment
-       5% annual return
-       redemption at the end of each period
-       no change in the Fund's operating expenses
-       reinvestment of dividends and capital gains
        Because this example is hypothetical and for comparison purposes only, your actual costs will be different






Shareholder                                            FAM
Fees (fees paid                              FAM      Equity-
directly from                                Value    Income
your investment)                             Fund     Fund
--------------------------------------------------------------------------------
Maximum Sales
Charge (load) on Purchase                    none     none
--------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (load)                          none     none
--------------------------------------------------------------------------------
Annual Fund Operating
Expenses (expenses that are
deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                              1.00%    1.00%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                          none     none
--------------------------------------------------------------------------------
Other Expenses                               0.23%    1.12%*
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                           1.23%    2.12%*
--------------------------------------------------------------------------------
Fee Waiver and/or
Expense Reimbursement                         none*   0.62%*
--------------------------------------------------------------------------------
Net Expenses                                 1.23%    1.50%*





                                     1       3       5       10
                                    Year    Years   Years   Years
-------------------------------------------------------------------
FAM Value Fund                      $125    $390    $676    $1,489
-------------------------------------------------------------------
FAM Equity-Income
Fund                                $153    $474    $818    $1,791
-------------------------------------------------------------------

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

     FAM VALUE FUND seeks to maximize long-term total return on capital.

     FAM EQUITY-INCOME seeks to provide you with current income as well as long-term capital appreciation by investing primarily in income-producing equity securities. This Fund distributes its income on a quarterly basis.

     The investment objective of each Fund is a fundamental policy which may not be changed without a majority vote of a Fund's shareholders.



PRINCIPAL INVESTMENT STRATEGIES

     FAM's investment philosophy is to seek out well-managed, financially sound companies that it considers to be undervalued in the marketplace. Utilizing investment principles based on the teachings of Benjamin Graham, whose book Security Analysis provides the foundation for value investing, FAM is categorized as a bottom-up manager. As such, FAM focuses on identifying, analyzing, and selecting individual companies that meet FAM's long-term growth expectation.

     Under normal market conditions the FAM Funds will attempt to remain fully invested in common stocks and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stock.

     In addition, the Funds may invest in those money market funds which restrict themselves to investments in investment grade short-term fixed securities, primarily U.S. Treasury and government agency securities. The Funds may also invest in the common stocks of real estate investment trusts.

     For temporary defensive purposes, the Funds may invest all of their assets in fixed-income securities. Generally, the Funds only intend to invest in fixed-income securities when, in FAM's opinion, common stocks are too risky in relationship to their anticipated rewards and fixed-income securities are considered a good alternative. During such temporary periods the Funds might not achieve their stated investment objectives.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

RISKS

     The principal risks of investing in the Funds are as follows:

     STOCK MARKET RISK. The value of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or extended periods of time. Stocks are more volatile and riskier than some other forms of investments, such as short-term, high grade fixed-income securities.

     STOCK SELECTION RISK. The value stocks chosen for the Funds are subject to the risk that the market may never realize their intrinsic value or their prices may go down. While the Fund's investments in value stocks may limit their downside risk over time, the Funds may produce more modest gains than riskier stock funds as a trade off for this potentially lower risk.

     SMALL-CAP RISK. Small capitalization companies may not have the size, resources or other assets of large capitalization companies. These small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

     The value of your investment will go up and down, which means that you could lose money. You should consider an investment in the FAM Funds as a long-term investment.

     AN INVESTMENT IN FAM FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE INVESTMENT ADVISOR

     The Investment Adviser to FAM Funds is Fenimore Asset Management, Inc., (`Fenimore'), which is a New York corporation majority-owned by Mr. Thomas
     O. Putnam and located at 111 N. Grand Street, Cobleskill, NY 12043. Fenimore has been continuously offering investment advisory and consulting services under contract since 1975 to individuals, pension, profit sharing, IRA and Keogh plans, corporations, and non-profit organizations generally located in a service area that includes the continental United States. Mr. Putnam, Fenimore's principal investment professional, was born in 1944. He has been actively employed as an investment advisor since 1974, and holds responsibilities for Fenimore's investment management and research activities. Mr. Putnam is the sole shareholder of FAM Shareholder Services, Inc., each Fund's shareholder servicing agent.

PORTFOLIO MANAGERS

     Mr. Putnam co-manages both FAM Value Fund and FAM Equity-Income Fund. John
     C. Fox, CFA, serves as co-manager of FAM Value Fund with Mr. Putnam. Mr. Fox is employed by Fenimore as Investment Research Analyst and has been actively involved in research activities since he joined the firm in 1996.

     Paul C. Hogan, CFA, is co-manager of FAM Equity-Income. He is also employed by Fenimore as Investment Research Analyst. He has been actively involved in investment research activities since 1991.

     Fenimore employs a staff of experienced investment professionals to manage assets for other corporate and individual clients.

     As principal officer of Fenimore, Mr. Putnam serves as President and Chairman of the Board of Trustees of Fenimore Asset Management Trust. Under the terms of the investment advisory contract, Fenimore receives a monthly fee from each Fund equal to 1% per annum of the average daily market value of its net assets. The rate is consistent with that being charged by Fenimore to manage its other client accounts and has been established in recognition that Fenimore has agreed to assume certain expenses, including all distribution expenses of the Funds.

     FAM Funds and the Advisor have jointly adopted a Code of Ethics which places certain express restrictions on the personal trading practices of personnel of both the Fund and Fenimore. This Code of Ethics complies in all material respects with the recommendations set forth in the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute. In addition, FAM Funds and Fenimore have developed procedures that provide for the administration and enforcement of the Code through the continuous monitoring of personal trading practices.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING FUND SHARES

     The share price (also called "Net Asset Value" or NAV per share) is calculated each day at the close of regular trading on the New York Stock Exchange and on such days as there is sufficient trading in a Fund's portfolio of securities. Securities in each Fund's portfolio will ordinarily be valued based upon market quotes. If market quotations are not available, securities or other assets will be valued by a method which the Board of Trustees believes most accurately reflects fair value. To calculate the NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

HOUSEHOLDING OF SHAREHOLDER MAILINGS

     To reduce the volume of mail you receive, each Fund will send a single copy of most financial reports, prospectuses, and regular communications to a shareholder with multiple accounts (single, retirement, joint, ect.) if such accounts have the same tax identification number and the same address. You may request that additional copies be sent by notifying the Funds.

PURCHASING AND ADDING TO YOUR SHARES

     To establish an account, complete and sign the appropriate application and mail it, along with your check to FAM Funds, P.O. Box 399, Cobleskill, NY 12043. Checks should be made payable to the appropriate fund. Please be sure to provide your Social Security or taxpayer identification number. Cash will not be accepted. Any applications received not following the above guidelines will be returned.

     The date on which your purchase is credited is your trade date. For purchases made by check or Federal Funds wire and received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) the trade date is the date of receipt. For purchases received after the close of regular trading on the Exchange the trade date is the next business day. Shares are purchased at the Net Asset Value ("NAV") determined on your trade date.

     FAM reserves the right to reject purchase applications or to terminate the offering of shares made by this Prospectus if, in the opinion of the Board of Trustees, such termination and/or rejection would be in the best interest of existing shareholders. In the event that your check does not clear, your order(s) will be canceled and you may be liable for losses or fees incurred, or both. FAM has a policy of waiving the minimum initial investment for Fund trustees, and employees and affiliated persons (including family members) of FAM.

     All applications to purchase Fund shares are subject to acceptance by FAM and are not binding until so accepted. FAM does not accept telephone orders for the purchase of shares, and it reserves the right to reject applications in whole or in part.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ACCOUNT MINIMUMS

     To begin an investment in FAM Funds the following minimum initial investments must be met. All subsequent investments to an existing account require a minimum of $50.



                                                                             FAM
                                                        FAM        Equity-Income
                                                     Value Fund        Fund*
                                                     ----------        -----
To open a new account                                $ 2,000          $10,000

To open a new retirement account
{IRA, Roth IRA, SEP, SIMPLE Plan,
        Education IRA, or 403(b)(7)}                 $   100          $ 2,000

To open a Uniform Transfer to Minors  (UTMA) or
  Uniform Gift to Minors (UGMA) account              $   500          $10,000

To open a new account with FAMVest**                 $   500          $10,000
-------------------------------------------------------------------------------

* Due to the investment objective of FAM Equity-Income Fund, investments in this Fund are higher than those of FAM Value Fund.

** FAMVest is FAM's Automatic Investment Plan which requires the systematic addition of at least $50 per month, as described below.

FAMVEST AUTOMATIC INVESTMENT PLAN

     FAM Funds offers FAMVest, an automatic investment plan whereby authorization is granted and instructions are provided to charge the regular bank checking account of a shareholder on a regular basis to provide systematic additions to the shareholder's account. The bank at which the shareholder checking account is maintained must be a member of the Automated Clearing House (ACH). While there is no charge to shareholders for this service, a charge of $10.00 may be deducted from a shareholder's Fund account in case of returned items. NOTE: Individual Retirement Account ("IRA") contributions made through FAMVest are assumed to be current year contributions. A shareholder's FAMVest may be terminated at any time without charge or penalty by the shareholder or the fund.

WIRE INSTRUCTIONS

     If you wish to wire funds to establish a new account, please use the following instructions. Investors establishing new accounts by wire should first forward their completed Account Application to FAM Funds stating that the account will be established by wire transfer and the expected date and amount of the transfer. Further information regarding wire transfers is available by calling (800) 932-3271. FAM must have receipt of a wire transfer no later than 4:00 P.M. in order for the purchase to be made that same business day.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

WIRE INSTRUCTIONS (CONTINUED)

--------------------------------------------------------------------------------
    VALUE FUND:                                   FAM EQUITY-INCOME FUND:
--------------------------------------------------------------------------------
Key Bank of New York Key Bank of New York ABA #021300077 ABA #021300077 For further credit to acct. For further credit to acct.
        #32531 000 6565                               #32531 001 8610
FAM Value Fund                                    FAM Equity-Income Fund
Fund Investment for:                              Fund Investment for:
(Name and/or Account Number)                      (Name and/or Account Number)

If you wish to wire funds to an existing account, please use the same instructions listed above.

IRA AND RETIREMENT ACCOUNTS

     An individual having earned income and her or his spouse may each have one or more Individual Retirement Accounts, or "IRAs", the number and amounts limited only by the maximum allowed contribution per year. Existing IRA accounts may be rolled over or transferred at any time into a new IRA account, which may be invested in Fund shares. Firstar Bank, N.A., is empowered and agrees to act as custodian of shares purchased. Monies deposited into an IRA account may be invested in shares of one of the Funds upon the filing of the appropriate forms. Forms establishing IRAs, Roth IRAs, Education IRAs, SEP- IRAs, SIMPLE Plans, and 403(b)(7) plans are available by calling FAM Funds at (800) 932-3271. There is no annual maintenance fee. Investors are urged to consult with a tax advisor in connection with the establishment of retirement plans.

     Monies or deposits into other types of retirement plans and/or Keogh accounts may also be invested in FAM Fund shares. However, the qualification and certification of such plans must first be prearranged by the investor's own tax specialists who would assist and oversee all plan compliance requirements. Although FAM endeavors to provide assistance to those investors interested in such plans, it neither offers nor possesses the necessary professional skills or knowledge regarding the establishment or compliance maintenance of retirement plans. Therefore, it is recommended that professional counsel be retained by the investor before investing such monies in shares of FAM Funds.

     No signature guarantee is required if a shareholder elects to transfer an IRA, Roth IRA, Education IRA, SEP-IRA, SIMPLE Plan, or 403(b)(7) plan to another custodian or in the event of a mandatory distribution.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASES THROUGH SELECTED DEALERS

     Certain Selected Dealers may effect transactions of the FAM Funds. FAM may accept orders from broker-dealers who have been previously approved by the Funds. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Funds. Although there is no sales charge levied directly by the Funds, broker-dealers may charge the investor a transaction-based fee for their services at either the time of purchase or the time of redemption. Such charges may vary amongst broker-dealers but in all cases will be retained by the broker-dealer and not remitted to FAM or the Advisor. The Advisor may make payments to such companies out of its own resources to compensate these companies for certain administrative services provided in connection with the Funds. Shareholders who wish to transact through a broker-dealer should contact FAM at (800) 932-3271 for further information.

INSTRUCTIONS FOR REDEMPTION OF SHARES

     Shareholders wishing to redeem shares may tender them to FAM any business day by executing a written request for redemption, in good order as described below, and delivering the request by mail or by hand to the Funds, 111 North Grand Street, P.O. Box 399, Cobleskill, NY 12043. FAM OFFERS NO TELEPHONE REDEMPTIONS.

     DEFINITION OF GOOD ORDER: Good order means that the written redemption request must include the following:

          1. The Fund account number, name, and Social Security or Tax I.D. number.
          2.   The amount of the transaction (specified in dollars or shares).
          3. Signatures of all owners exactly as they are registered on the account.
          4. Signature guarantees are required if the value of shares being redeemed exceeds $25,000; or if payment is to be sent to an address other than the address of record; or if payment is to be made payable to a payee other than the shareholder; or if there has been an address change in the last 30 days.
          5. Certificates, if any are held, signed and containing a proper signature guarantee.
          6. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

     Shareholders requesting redemption proceeds to be wired from FAM will incur a $8 wire fee charged by the Funds' custodian.

     Shareholders may sell all or any portion of their shares on any such business day that NAV is calculated. Such shares will be redeemed by FAM at the next such calculation after such redemption request is received and accepted by FAM. When a redemption occurs shortly after a recent purchase made by check, FAM Funds may hold the redemption proceeds beyond 7 days but only until the purchase check clears, which may take up to 15 days or more. IF YOU ANTICIPATE REDEMPTIONS SOON AFTER YOU PURCHASE YOUR SHARES, YOU ARE ADVISED TO WIRE FUNDS TO AVOID DELAY.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR REDEMPTION OF SHARES (CONTINUED)

     FAM reserves the right, however, to withhold payment up to seven (7) days if necessary to protect the interests and assets of the Funds and their shareholders. In the event the New York Stock Exchange is closed for any reason other than normal weekend or holiday closing or if trading on that exchange is restricted for any reason, or in the event of any emergency circumstances as determined by the Securities and Exchange Commission, the Board of Trustees shall have the authority and may suspend redemptions or postpone payment dates accordingly.

     Redemption of shares, whether it be a normal voluntary redemption or an involuntary redemption, may result in the shareholder realizing a taxable capital gain or loss.

SIGNATURE GUARANTEES

     For our mutual protection, signature guarantees may be required on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from "eligible guarantor institutions".

     Eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program.

     A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

     Signature guarantees will be required under the following circumstances:

     1. Redemption of Shares IF:

     - the value of shares being redeemed exceeds $25,000 - payment is requested payable to a payee other than the shareholder of record
     - payment is to be sent to an address other than the address of record - an address change accompanies the redemption request or there has been a change of address on the account during the last 30 days
     -    the shares are represented by a negotiable stock certificate

     2. Transferring of Ownership and/or Account Name Changes

SYSTEMATIC WITHDRAWAL PLAN

     For your convenience you may elect to have automatic periodic redemptions from your account. Shareholders who wish to participate in the systematic withdrawal plan must complete the appropriate form and return to FAM 30 days prior to the first scheduled redemption.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INFORMATION ON DISTRIBUTIONS AND TAXES

     ALL NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS GENERATED AS A RESULT OF PORTFOLIO MANAGEMENT ACTIVITIES ARE DISTRIBUTED TO SHAREHOLDERS.

     A capital gain or loss is the difference between the purchase and sale price of a security. If a Fund has net capital gains for the year they are usually declared and paid in December to shareholders of record in the month of December.

     Dividend and capital gain distributions are reinvested in additional Fund shares in your account, unless you select another option on your account application form. Investors who want dividend and/or capital gains distributions sent to them in cash rather than invested in additional shares must arrange this by making a request to FAM. The request must be in written form acceptable to FAM. Unless investors request cash distributions in writing at least 7 business days prior to the distribution, or on the Account Application, all dividends and other distributions will be reinvested automatically in additional shares of the funds. Capital gains, if any, will be distributed in December.

     The value of your shares will be reduced by the amount of dividends and/or capital gains. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

TAX INFORMATION

     Within taxable accounts dividends are taxed as ordinary income. Distributions designated by a Fund as long-term capital distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your Fund shares. An exchange of Fund shares for shares of another fund is considered a sale, and gains from any sale or exchange may be subject to federal and state taxes. Dividends generally are taxable in the year in which they are accrued, even if they appear on your account statement the following year. Dividends and distributions are treated the same for federal tax purposes, whether you receive them in cash or in additional shares of the Fund. Depending on your resident for tax purposes, distributions may also be subject to state and local taxes.

     If you hold shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts you hold in a tax-deferred account will generally be subject to tax only when they are distributed from the account.

     You will be notified in January each year, through our "Supplementary Tax Information" flyer, about the federal tax status of distributions made the previous year.

     The Funds are required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct tax identification number (Social Security Number for most investors) on your account application.

     This tax discussion is meant only as a general summary. Because everyone's tax situation is unique, you should consult your tax professional about particular consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table on page 15 and 16 provide information about each Fund's financial history and are expressed in one share outstanding throughout each fiscal year. Each table is part of the Fund's financial statements which are included in its annual report and are incorporated herein by reference in the Statement of Additional Information, which is available upon request. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and capital gains. The financial statements in the annual report were audited by the Fund's independent accountants, PricewaterhouseCoopers, LLP, for the year ended December 31, 1999, and by other auditors for the years before 1999.


FAM VALUE FUND SELECTED FINANCIAL INFORMATION



--------------------------------------------------------------------------------
                                                   YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

PER SHARE INFORMATION
(For a share outstanding throughout
the year)                                1999      1998      1997      1996      1995
                                        -----------------------------------------------
Net asset value, beginning of year      $34.44    $35.76    $26.53    $24.58    $21.04
                                        ------    ------    ------    ------    ------

Income from investment operations:
   Net investment income                  0.29       .20      0.08      0.18      0.21
   Net realized and unrealized gain
           on investments                (2.00)     1.94     10.29      2.58      3.94
                                        ------    ------    ------    ------    ------
   Total from investment operations      (1.71)     2.14     10.37      2.76      4.15
                                        ------    ------    ------    ------    ------
Less distributions:
   Dividends from net investment income  (0.29)     (.20)    (0.08)    (0.18)    (0.21)
   Distributions from net realized gains (1.09)    (3.26)    (1.06)    (0.63)    (0.40)
                                        ------    ------    ------    ------    ------
   Total distributions                   (1.38)    (3.46)    (1.14)    (0.81)    (0.61)
                                        ------    ------    ------    ------    ------
Change in net asset value for the year   (3.09)    (1.32)     9.23      1.95      3.54
                                        ------    ------    ------    ------    ------
Net asset value, end of year            $31.35    $34.44    $35.76    $26.53    $24.58
                                        ======    ======    ======    ======    ======

TOTAL RETURN                             (4.84%)    6.19%    39.06%    11.23%    19.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)         $373,277   $379,269 $333,159  $253,378  $267,158

Ratios to average net assets of:
        Expenses                          1.23%     1.19%     1.24%     1.27%    1.25%
        Net investment income             0.86%     0.57%     0.25%     0.64%    0.92%
Portfolio turnover rate                  16.16%    16.67%     9.47%    12.48%    9.67%


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FAM EQUITY-INCOME FUND SELECTED FINANCIAL INFORMATION

Per share information                                               April 1, 1996
(For a share outstanding            Years Ended December 31,       (inception) to
throughout the year)                1999    1998    1997          December 31, 1996
                                    ----------------------        -----------------
Net asset value, beginning of year  $13.53  $13.20  $10.99            $10.00
                                    ------  ------  ------            ------
Income from investment operations:
   Net investment income              0.27    0.28    0.27              0.19
                                    ------  ------  ------            ------
   Net realized and unrealized gain
           on investments            (1.22)  (0.33)   2.65              0.99
                                    ------  ------  ------            ------

   Total from investment operations  (0.95)    .61    2.92              1.18
                                    ------  ------  ------            ------

Less distributions:
   Dividends from net
         investment income           (0.27)  (0.28)  (0.27)            (0.19)
   Distributions from net
         realized gains                --       --    (.44)               --
                                    ------  ------  ------            -------

   Total distributions               (0.27)  (0.28)   (.71)            (0.19)
                                    ------  ------  ------            -------

Change in net asset value
     for the year                    (1.22)  (0.33)   2.21              0.99
                                    ------  ------  ------            -------
Net asset value, end of year        $12.31  $13.53  $13.20            $10.99
                                    ======  ======  ======             ======

Total Return                         (6.98%)  4.67%  26.90%            15.90%*

Ratios/supplemental data
Net assets, end of year (000)       $6,653  $6,725  $4,386             $2,539

Ratios to average net assets of:
   Expenses, total                    2.12%  2.09%    2.50%             5.04%*
   Expenses, net of fees waived and
   expenses assumed by advisor        1.50%  1.50%    1.50%             1.50%*
   Net investment income              2.15%  2.17%    2.27%             3.05%*
Portfolio turnover rate              13.49% 10.55%   15.63%             0.00%


*   annualized

                       THIS PAGE INTENTIONALLY LEFT BLANK

TO OBTAIN ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


     If you would like additional information or would like to make inquiries about FAM Value Fund or FAM Equity-Income Fund, free reports on the Funds are available upon request and inquiries may be directed to:

                FAM Funds
                111 North Grand Street
                P.O. Box 399
                Cobleskill, NY 12043
                1 (800) 932-3271
                www.famfunds.com

SHAREHOLDER REPORTS

     Each Fund's Annual Report and Semi-Annual Report contains additional information about the Fund's investments. The Fund's Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. Both the Annual Report and the Semi-Annual Report also contain fund performance information, financial statements and complete portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains more comprehensive information on the Funds. The SAI is incorporated by reference into this prospectus which makes it legally part of this prospectus.


     Information may also be obtained from the Securities and Exchange Commission for the cost of a duplicating fee. These documents are also available to view at the SEC's public reference room in Washington, DC or by electronic request by e-mailing the SEC at the following address: publicinfo@sec.gov.


                Securities and Exchange Commission Washington, DC 20549-0330
                (202) 942-8090 www.sec.gov Investment Company Act File No. 811-4750




                                FAM Funds
                                P.O. Box 399
                                Cobleskill, New York 12043
                                (800) 932-3271
                                www.famfunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for

                                    FAM FUNDS

____________________________________________________________________________

           111 North Grand Street, P.O. Box 399, Cobleskill, NY 12043
                         Telephone Number (800) 932-3271
                                www.famfunds.com

                           A "FAM"ILY of NO-LOAD FUNDS


                                   May 1, 2000

____________________________________________________________________________


FAM FUNDS ["FAM"], a family of no-load mutual funds, currently offers two diversified open-end, no-load mutual funds, FAM Value Fund and FAM Equity-Income Fund. Each Fund is a separate investment series of Fenimore Asset Management Trust which is registered with the Securities and Exchange Commission ( SEC ) as an open-end management investment company.

This Statement of Additional Information is not a Prospectus but rather should be read in conjunction with the Prospectus dated the same date. A copy may be obtained without charge from FAM by calling or writing its corporate office at the address and telephone number herein noted.

                                Table of Contents


Investment Objective and Policies....................................  3
Investment Restrictions..............................................  4
History and  Background of Investment Advisor........................  6
Board of Trustees and Officers.......................................  8
Brokerage Allocations................................................ 11
Net Asset Value Calculation.......................................... 11
Purchase of Shares................................................... 12
Redemption of Shares................................................. 13
Performance Information.............................................. 13
Financial Statements................................................. 15
Certain Federal Income Tax Considerations............................ 15
Tax Status of the Funds.............................................. 15
Funds Investments.................................................... 16
Distributions........................................................ 17
Dispositions......................................................... 17
Appendix............................................................. 18






Investment Advisor:
Fenimore Asset Management, Inc.
118 North Grand Street
Cobleskill, NY   12043

                        INVESTMENT OBJECTIVE AND POLICIES

FAM offers two mutual funds with distinctly different investment objectives. FAM Value Fund has an investment objective to maximize long term total return on capital. FAM Equity-Income has an investment objective of providing current income as well as long term capital appreciation by investing primarily (at least 65% of its total assets) in income-producing equity securities. Normally investments will be concentrated in common stocks unless the stock market environment has risen to a point where the advisor to the Fund, Fenimore Asset Management, Inc., ("Fenimore"), can no longer find securities that have been determined by FAM to be undervalued. During such periods investments will be made in fixed-income investments until such time as more attractive common stocks can be found for purchase.

It is the opinion of FAM that the objectives of its funds are achievable when common stocks can be purchased near to, or at, a discount from their true business worth. Specifically, FAM will be seeking to invest assets in companies that may have some or all of the following characteristics: (a) low price-to-earnings multiples relative to the market as a whole, based upon current and/or potential future earnings of the company; (b) high total returns on capital and with low debt structures; and (c) sell at a market price per share that is near or at a discount to the per share book value -- an accounting measure of economic worth. Although the objective is to select stocks with these characteristics, FAM is aware that it is unrealistic to assume that each selection will have all or even several of the above characteristics.

FAM believes that the success of a stock that has some of the above characteristics is dependent upon and invariably a reflection of the quality of management. Therefore, FAM spends time in an attempt to assess management's ability prior to making a commitment to its shares with Fund assets. The assessment may include an analysis of historical financial achievements of the company, direct discussions with management by telephone or in person, visitations to the company, conversations with security analysts who actively follow the company for investment brokerage firms, and discussions with competitors, suppliers, and customers of the company. While FAM feels this assessment technique to be clearly instrumental to the success of the investment, it should be recognized that judgments made by FAM are purely subjective in nature. Therefore, there can be no assurance that FAM will be successful in achieving its investment objectives for the Funds.

It is FAM's belief that the objectives of its funds can only be achieved consistently over a long investment horizon. Typically, this will mean that a stock may be held for a three-to-five year period or longer if FAM, by its own determination, feels that the recognition of true business worth has not yet been attained in the stock's current market quotation. Thus, the Funds serve little purpose for investors who wish to take advantage of short-term fluctuations in net asset values per share.

From time to time, FAM may also choose to invest some or all of its assets in fixed-income investments of the types more fully described in the Funds' Prospectus dated this same date. Such investments will be purchased and held during periods when FAM is unable to find stocks that it believes have return expectations commensurate with the risks that must be assumed by their continued retention.

FAM recognizes that while the Funds remain small in size FAM may have greater flexibility in achieving its objectives. However, as the Funds grow in size, it may become more difficult for FAM to find securities to invest in that meet the objectives of the Funds. This may also occur during periods when the stock market in general has been rising for a long period of time. Therefore, FAM reserves unto itself the right to limit the asset size of its Funds by discontinuing sales of its shares at any time. The Board of Trustees of FAM Funds may suspend sales whenever, in its collective wisdom, it believes it necessary in order for FAM to continue to adhere to its stated objectives, or that for other reasons it would be in the best interests of Fund shareholders to do so. While sales are suspended, existing shareholder accounts will be able to continue to reinvest their dividends and will be able to continue to redeem their shares.


It should be clear to investors in FAM Funds that FAM believes income is an important factor in achieving its objecives. Fenimore is aware that annual distributions of capital gains and dividend/interest income earned on shares may result in a shareholder paying additional federal, state and/or local income taxes. (See Certain Federal Income Tax Considerations on Page 15). Tax deferred portfolios, like IRA and pension monies, are ideally suited for investment in shares of FAM Funds for these reasons.


At the present time FAM has no authority to write, buy or sell options or futures against its share positions and any change in this investment approach would be considered a material change and must first be obtained from shareholders by consent of a majority of the votes cast. It has no plans at this time to deal in the options markets or to seek authorization from shareholders to do so.

                             INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions which cannot be changed or amended unless approved by the vote of a majority of its outstanding shares in accordance with requirements under the Investment Company Act of 1940. Accordingly, no FAM Fund will:

(A)     Invest in the purchase and sale of real estate.

(B) Invest in commodities or commodity contracts, restricted securities, mortgages, or in oil, gas, mineral or other exploration or development programs.

(C) Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets taken at the time of such borrowing.

(D) Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of Fund assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company.

(E) Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor.

(F)     Invest or deal in securities which do not have quoted markets.

(G) Own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of its total assets, invest more than 5% of its assets in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. government or agency securities.

(H) Invest more than 25% of its assets valued at the time of purchase in any one industry or similar group of companies, except U.S. government securities.

(I) Maintain margin accounts, will not purchase its investments on credit or margin, and will not leverage its investments, except for normal transaction obligations during settlement periods.

(J) Make any investment for the purpose of obtaining, exercising or for planning to exercise voting control of subject company.

(K)     Sell securities short.

(L) Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way. (Note: FAM may be deemed an underwriter of securities when it serves as distributor of its own shares for sale to or purchase from its shareholders.)

 (M) Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

In regard to the restriction marked as item (D) above, FAM plans to utilize computerized cash management services offered by its custodian, which services presently include reinvesting overnight and short term cash balances in shares of other registered investment companies, better known as "money market funds", whose primary objective is safety of principal and maximum current income from holding highly liquid, short-term, fixed investments, principally U.S. government and agency issues. FAM will not be acquiring such shares as permanent investments but rather will be utilizing such services solely for convenience and efficiency as it tries to keep short-term monies invested at interest only until such time as more permanent reinvestment can practically be made in the ordinary course of business. In any case, FAM shall not invest a greater percentage of its assets than is permitted by regulation, which is presently 5% of its total assets in any single fund nor more than 10% of its total assets in funds overall.

                  HISTORY AND BACKGROUND OF INVESTMENT ADVISOR

The investment advisor to the FAM Funds is Fenimore Asset Management, Inc., ("Fenimore"). The company is a New York corporation presently in business and practicing as an "Investment Advisor" and registered under the Investment Advisors Act of 1940 with the Securities and Exchange Commission and with the New York State Attorney General. Fenimore is majority owned by Mr. Thomas O. Putnam, its principal officer, who is also the principal officer and a trustee of FAM Funds. FAM was incorporated November 20, 1974, and has been continuously offering investment advisory services since the date of its formation under the direction and control of Mr. Putnam. The principal activity of Fenimore since 1974 has been to provide investment advisory and consulting services under contract to individuals, pension, profit-sharing, IRA and Keogh retirement plans, corporations, and non-profit organizations generally located in the service area that includes the continental U.S. Mr. Thomas O. Putnam, Fenimore's principal investment professional, has been employed or active as an investment advisor since 1974, managing investment accounts for clients. He has held responsibilities as President and Director of Fenimore's investment management and research activities. Mr. Putnam completed his undergraduate studies at the University of Rochester, Rochester, NY, from which he earned a Bachelor of Arts Degree in Economics in 1966. He completed graduate work at Tulane University, New Orleans, Louisiana, from which he received an MBA in 1968. John Fox, CFA, co-manager of FAM Value Fund, is employed by Fenimore as Investment Research Analyst. He has been actively involved in investment and portfolio management and research activities since 1996. Paul C. Hogan, CFA, co-manager of FAM Equity-Income, is also employed by Fenimore as Investment Research Analyst. He has been actively involved in investment research activities since 1991. Fenimore employs a staff of experienced investment professionals to manage assets for other corporate and individual clients.
Since 1974, Fenimore, under the control and supervision of Mr. Putnam, has utilized a value investment approach for each client and/or each account. In the opinion of Fenimore, the objectives of FAM Funds can only be met if companies can be purchased at a significant discount from what Fenimore views as their true business worth. In this regard a company is researched almost as if the entire company could be purchased at current stock market prices. Although it will never be the intention of FAM to purchase controlling interests in any such company, it is

Fenimore's belief that this fundamental valuation approach removes emotionality from the investment decision-making process and minimizes the long term risk of the investment. Fundamental to this approach is the seeking of securities of companies that have: (1) demonstrated records of above-average growth of sales and earnings over the past 5 to 10 year span and are selling at a price which Fenimore believes is at a discount from the true business worth of the company;
(2) become severely depressed in the market because of adverse publicity and are, thus, selling at a deep discount to the perceived future potential value of the company; (3) the capability of achieving accelerated growth of earnings and the current price understates this potential. Future values may be 100% or more of the current price of the stock and recognition of these values may take two to five years or longer to be realized in the stock market.

It is the intention of Fenimore to advise FAM to attempt to follow a similar, though not exactly identical, approach. The primary difference is expected to be that FAM will be freer to sell shares of issues that have achieved price targets and intends to do so, regardless of tax implications. Investment portfolios for individuals tend to be more constrained by such tax considerations under existing tax laws, thus turnover is most often at a rate that is well below published investment industry averages.


Fenimore will not invest assets of any other managed account in shares of FAM Funds except as directed in writing by a person unaffiliated to the Funds or to Fenimore, having authority to make such direction. Fenimore, as investment advisor to the FAM Funds, renders such services under contract that provides for payment to Fenimore of a fee, calculated daily and paid monthly, at the rate of 1% per annum of each Funds net assets, which rate is consistent with that being charged by Fenimore to manage its other client accounts but which is higher than the fee charged by most other investment companies. This contract is subject to the approval annually by FAM Fund's Board of Trustees and is terminable upon 30 days written notice, one party to the other.

With respect to FAM Value Fund, the total investment advisory fees paid by FAM Value Fund to Fenimore during each of the last three fiscal years is as follows:

Fiscal Year                 Fiscal Year                     Fiscal Year
Ended......                 Ended                           Ended
December 31, 1999           December 31, 1998               December 31, 1997
-----------------           -----------------               -----------------

$3,961,336.                 $3,488,163                      $2,687,1383

With respect to FAM Equity-Income Fund, the total investment advisory fees earned by Fenimore and the amount of investment advisory fees waived by Fenimore during each of the last three fiscal years is as follows:

                                                      Period From
Fiscal Year                Fiscal Year                April 1, 1996
Ended                      Ended                      (inception) to
December 31, 1999          December 31, 1998          December 31, 1997
-----------------          -----------------          -----------------

Fees         Fees          Fees       Fees            Fees          Fees
Earned       Waived        Earned     Waived          Earned        Waived
------       ------        ------     ------          ------        ------

$67,556      $41,765       $57,897    $34,478         $33,560       $33,560

Each FAM Fund is responsible for the fees of independent accountants, brokerage fees and the cost of a surety bond, as required by the Investment Company Act of 1940. Expenses of "interested" trustees shall always remain the responsibility of the investment advisor. FAM is responsible for the cost of its operation, including routine administrative expenses of mailing proxies and shareholder notices/reports, computer services and for record-keeping the shareholder ledgers and books. All employees of the investment advisor who perform duties for FAM shall remain employees of the investment advisor, who shall bear all employment costs of such staff. If Fenimore ceases to operate for any reason or assigns the contract, such contract is automatically terminated.

                                BOARD OF TRUSTEES

Overall responsibility for management of the FAM Funds rests with their Board of Trustees, which is elected by the shareholders of the Funds. The Trustees elect the officers of the Funds to actively supervise the day-to-day operations of the Funds.

The names of Board of Trustees of the FAM Funds, and their respective duties and affiliations are as follows:

                             Primary Occupation;
Name, Address, and Age       Business Affiliations      Position with the Fund
----------------------       ---------------------      ----------------------

Thomas O. Putnam*            Chairman, Treasurer        Chairman of Board
P.O. Box 310                 Fenimore Asset Mgmt.       President
Cobleskill, NY  12043
Age: 55

Bernard H. Zais, CLU         Simson, Brown & ZaisTrustee
PO Box 630
Colchester, VT  05446
Age: 84

Roger A. Hannay              President,                    Trustee
PO Box 159.                  Hannay Reels, Inc.
Westerlo, NY  12193-0159
Age:  58

Joseph J.  Bulmer            Retired President,            Trustee
7 Sultana Street             Hudson Valley Community
Saratoga Springs,            College
NY 12866
Age: 70

Fred "Chico" Lager           Business Consultant;          Trustee
831 Williston Road           Director, Whole Foods
Williston, VT  05495         Market, Inc., Austin, TX;
Age: 45....                  Retired President
                             and Chief Executive
                             Officer of Ben & Jerry's
                             Homemade, Inc.


*Interested persons as defined under the 1940 Act.


Officers and Trustees of the FAM Funds own less than 1% of each Fund's shares outstanding except for Mr. Putnam who owns beneficially 7.26% of the outstanding shares of FAM Equity-Income Fund.



Trustees of the FAM Funds not employed by Fenimore receive from FAM Funds a fee of $800 for each Board of Trustees meeting, $4,000 annual retainer, $500 for each committee meeting, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The $4,000 annual retainer is paid exclusively with shares of each Fund such that the Trustees receive on an annual basis $2,000 in FAM Value Fund shares and $2,000 in FAM Equity-Income shares. Trustees who are employees of Fenimore do not receive compensation from FAM Funds.

For the fiscal year ended December 31, 1999, the Trustees received the following compensation from the Funds and from certain other investment companies (if applicable) that have the same investment advisor as the Fund or an investment advisor that is an affiliated person of the Fund's investment advisor:



Name of             Aggregate          Pension or           Est. Annual         Total
Trustee             Compensation       Retirement           Benefits upon       Compensation
                    from the Funds     Benefits             Retirement          from Registrant
                                       Accrued as Part                          and Fund
                                       of Fund                                  Complex
                                       Expenses                                 (2 Funds) Paid
                                                                                to Trustees
-------             ------------       ----------           -------------       ------------


Thomas O.            $0                $0                  $0                    $0
Putnam


John W.              $8,150            $0                  $0                    $8,150
Krueger*


Bernard H.           $9,500            $0                  $0                    $9,500
Zais


Roger A.            $10,000            $0                  $0                    $10,000
Hannay


Joseph J.           $10,000            $0                  $0                    $10,000
Bulmer.


Diane               $0                 $0                  $0                    $0
Van Buren
Markely**

Fred                $10,000            $0                  $0                    $10,000
Lager



* John W. Krueger resigned as Trustee of Fenimore Asset Management Trust effective September, 1999/

** Diane Van Buren Markley resigned as Trustee, Secretary and Treasurer of Fenimore Asset Management Trust effective April 17, 2000.

                              BROKERAGE ALLOCATIONS


It is Fenimore's policy to allocate brokerage business to the best advantage and benefit of its shareholders. All securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost. Nothing in this policy, however, is to be construed to prohibit Fenimore from allocating transactions to firms whose brokerage charges may include the cost of providing investment advisory or research or other legally permitted services which Fenimore deems to be necessary and/or valuable to the successful management of its assets. Each buy or sell order will be placed according to the type, size and kind of order involved and as each condition may demand, so as to attempt to secure the best result for Fenimore and Fund shareholders, all factors considered. For the fiscal years ending December 31, 1999, 199, and 1997 respectively, aggregate commissions paid totalled $224,296, $104,286 and $100,098 for FAM Value Fund. With respect to FAM Equity-Income, for the fiscal year ending December 31, 1997, aggregate commissions paid totalled $2,124; for the fiscal year ending December 31, 1998, aggregate commissions paid totalled $5,860, and for the fiscal year ending December 31, 1999, the aggregate commissions paid totalled $3,900. No commissions were paid by either Fund to any affiliated parties.



                           NET ASSET VALUE CALCULATION


The net asset value per share is computed by dividing the aggregate market value of a Fund's assets daily, less its liabilities, by the number of portfolio shares outstanding. Portfolio securities are valued and net asset value per share is determined as of the close of business on the New York Stock Exchange ("NYSE"), which currently is 4:00 p.m. (New York City time), on each day the New York Stock Exchange is open and on any other day in which there is a sufficient degree of trading in Fund portfolio securities that the current net asset value per share might be materially affected by changes in portfolio securities values. NYSE trading is closed weekends and holidays, which are listed as New Years Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. Securities and other assets for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities may be valued on the basis of prices determined by procedures established by the Board of Trustees if it is the belief of the Board of Trustees that such price determination more fairly reflects the fair value of such securities. Money market instruments are valued at amortized cost which approximates market value unless the Board of Trustees determines that such is not a fair value.

The sale of shares of FAM Funds will be suspended during periods when the determination of its net asset value is suspended pursuant to rules or orders of the Securities and Exchange Commission, or may be suspended by the Board of Trustees whenever in its sole judgment it believes it is in the best interest of shareholders to do so.


                               PURCHASE OF SHARES

To begin an investment in FAM Funds the following minimum initial investments must be met. All subsequent investments to an existing account require a minimum of $50.



                                                           FAM Value Fund        FAM Equity-Income              Fund*
---------------------------------------------------------------------------------------------------
To open a new account                                         $2,000              $10,000
To open a new retirement account
           {IRA, SEP, or 403(b)(7)}                           $  100              $ 2,000
To open a Uniform Transfer to Minors  (UTMA) or
           Uniform Transfer to Minors (UGMA) account          $  500              $10,000
To open a new account with FAMVest**                          $  500              $10,000




* Due to the investment objective of FAM Equity-Income Fund, minimum investments in this Fund are higher than those of FAM Value Fund.

**FAMVest is FAM Fund's Automatic Investment Plan which requires the systematic addition of at least $50 per month, as described below. Please refer to "Redemption of Shares" on page 13.

To establish an account, complete and sign the appropriate application and mail it, along with your check to FAM Funds, P.O. Box 399, Cobleskill, NY
12043. Checks should be made payable to the appropriate fund. A copy of the application form is available to prospective investors upon request to FAM Funds, which is the sole distributor of Fund shares. The offering price of such purchases will be at the net asset value per share next determined after receipt by FAM of a valid purchase order. The date on which the application is accepted by FAM and the net asset value determination at the close of business on that date shall determine the purchase price and shall normally be the purchase date for shares. FAM reserves the right to withhold or reject requests for purchases for any reason, including uncollectible funds. Cash will not be accepted. In the event of a cancellation of any purchase due to uncollectible funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase.

Subsequent Purchases: Purchases of shares made subsequent to an initial purchase may be made by mail to FAM at its current address. All subsequent purchases must be made in amounts of no less than $50, and such amounts shall be due and payable in good funds to FAM on the purchase date.

Reinvestment: FAM Funds will automatically reinvest all dividend distributions to shareholders in additional shares of the Fund at net asset value as next determined as of the close of business on the payment date of such dividend distribution, unless otherwise instructed by the shareholder in writing prior to the record date for such distributions.

Fractional Shares: When share purchases or redemptions are made or when cash is requested by a shareholder, shares will be issued or redeemed respectively, in fractions of a share, calculated to the third decimal place. (Example: $2,000 invested in shares at a net asset value of $11.76 per share will purchase
170.068 shares.)


                              REDEMPTION OF SHARES

Shareholders may sell all or a portion of their shares to FAM on any day that NAV is calculated and such redemptions will be made in the manner as described in detail in the Funds' Prospectus. All redemptions are subject to the terms and conditions as set forth therein. FAM shall have the right to refuse payment to any registered shareholder until all legal documentation necessary for a complete and lawful transfer is in the possession of FAM or its agents, to the complete satisfaction of FAM Funds and its Board of Trustees.


                             PERFORMANCE INFORMATION

The Funds may, from time to time, include their total return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund) calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. FAM Value Fund's average annual total return for the one-, five-, and ten-year periods ended December 31, 1999 and for the period from commencement of operations on January 2, 1987 (inception) through December 31, 1999 was -4.8%, 13.4%, 13.3% and 12.7% respectively. FAM Equity-Income Fund's total return for the one year period ended December 31, 1999 was -7.0% and its lifetime average annual total return for the period from April 1, 1996 (inception) to December 31, 1999 was 9.0%.

Quotations of yield for a FAM Fund will be computed by dividing the net investment income per share earned by the Fund during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

              6
  Yield = 2[(a-b+1)-1]
             --
             cd

Where:  a  =  dividends and interest earned during the period.

        b  =  expenses accrued for the period (net of reimbursements).

        c = the average daily number of Shares outstanding during the period that were entitled to receive dividends.

        d  =  maximum offering price per Share on the last day of the period.


FAM Equity-Income Fund's yield for the 30-day period ended December 31, 1998 was 2.43%.

Performance information for any FAM Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, or other unmanaged indices so that investors may compare Fund results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for the Funds reflect only the performance of a hypothetical investment in the Funds during the particular time period on which the calculation are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                              FINANCIAL STATEMENTS

The Financial Statements of each Fund are included in the 1998 Annual Report to Shareholders and are incorporated by reference into this Statement of Additional Information. Copies of the Financial Statements may be obtained upon request and without charge from FAM at the address and telephone provided on the cover of this Statement of Additional Information.


                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS


Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as state, local and foreign tax consequences.

                             TAX STATUS OF THE FUNDS

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

                                FUND INVESTMENTS

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the regulated investment company distribution requirement. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any; this additional discount represents market discount for federal income tax purposes.

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". The Fund may be required to include a portion of such market discount as ordinary income in each taxable year in which the Fund owns an interest in the debt security and receives a principal payment on it. The Fund may be required to allocate the principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary income (not capital gain) to the extent of the "accrued market discount."

                                  DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a shareholder as ordinary income, whether paid in cash or reinvested in Fund shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over the short-term capital losses realized and distributed by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

                                  DISPOSITIONS

Upon a redemption, sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

                                    APPENDIX

Bond Rating Categories as defined by Standard & Poor's (S & P) are quoted in part and inserted herein for the information of potential investors in the FAM Funds as a reference as follows:

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.   Nature of and provisions of the obligor;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

AAA- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

                  (a)     Declaration of Trust (1)

                  (b)     By-Laws (1)

                  (c)     Not Applicable

                  (d)(i) Investment Advisory Agreement between Registrant and Fenimore Asset Management, Inc. with respect to FAM Value Fund(1)

                     (ii) Investment Advisory Agreement between Registrant
                          and Fenimore Asset Management, Inc. with respect to FAM Equity-Income Fund(1)

                  (e)     Not Applicable

                  (f)     Not Applicable

                  (g) Custodian Agreement between Registrant and Firstar Bank, N.A.

                  (h)(i)  Shareholder Services Agreement(1)

                     (ii) Fund Accounting Agreement(1)

                 (i)      Opinion and Consent of Legal Counsel (1)

                 (j)      Consents of Independent Accountants

                 (k)      Not Applicable

                 (l)      Not Applicable

                 (m)      Not Applicable

                 (n)      Not Applicable

                 (o)      Not Applicable

                 (p)      Codes of Ethics (2)

----------------------

(1)  Filed previously and incorporated by reference herein.

(2)  To be filed by amendment.



Item 24.  Persons Controlled by or Under Common Control with Registrant

                  Not applicable.


Item 25.  Indemnification

          Reference is made to Article IV, Section 4.3, of the Registrant's Declaration of Trust.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Adviser
          Fenimore Asset Management, Inc. serves as the investment adviser for the Registrant. The business and other connections of Fenimore Asset Management, Inc. are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of Fenimore Asset Management, Inc. as currently filed with the SEC which is incorporated by reference herein.

Item 27.  Principal Underwriter

          Not Applicable.

Item 28.  Location of Accounts and Records

          The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Fenimore Asset Management, Inc., and FAM Shareholder Services, Inc., 118 North Grand Street, Cobleskill, New York 12043.

Item 29.  Management Services

          Not Applicable.

Item 30.  Undertakings.



          (a)  None.

                                   SIGNATURES





         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 25 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 28th day of April, 2000.



                                      FENIMORE ASSET MANAGEMENT TRUST



                                       By:   /s/ Thomas O. Putnam
                                             ----------------------------
                                             Thomas O. Putnam, President*



*By:   /s/ Patrick W.D. Turley
       ----------------------------------------
       Patrick W.D. Turley, as attorney-in-fact


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


Signature                       Title                                 Date
---------                       -----                                 ----


/s/Thomas O. Putnam            President and                     April 28, 2000
Thomas O. Putnam*              Chairman of the
                               Board of Trustees
                               (Principal Executive
                               Officer)


/s/Bernard H. Zais             Trustee                           April 28, 2000
Bernard H. Zais*



/s/Roger A. Hannay             Trustee                           April 28, 2000
Roger A. Hannay*



/s/Joseph J. Bulmer            Trustee                           April 28, 2000
Joseph J. Bulmer**



/s/ Fred Lager                 Trustee                           April 28, 2000
Fred Lager***



/s/ Thomas O. Putnam          Treasurer                         April 28, 2000
Thomas O. Putnam             (Principal Financial
                              and Accounting Officer)



*By:     /s/Patrick W.D. Turley
         ----------------------
         Patrick W.D. Turley
         as attorney-in-fact

* Pursuant to power of attorney filed with Post-Effective Amendment No.12 as filed on April 29, 1994.

** Pursuant to power of attorney filed with Post-Effective Amendment No.21 as filed on May 1, 1997.

*** Pursuant to power of attorney filed with Post-Effective Amendment No.22 as filed on May 1, 1998.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS
                                      FILED
                                      WITH



                         POST-EFFECTIVE AMENDMENT NO. 25
                                    TO THE
                             REGISTRATION STATEMENT



                                       OF

                         FENIMORE ASSET MANAGEMENT TRUST

                                INDEX TO EXHIBITS
                      (FOR POST-EFFECTIVE AMENDMENT NO. 25)
                       -----------------------------------



EXHIBIT NO.
UNDER PART C
OF FORM N-1A                        NAME OF EXHIBIT
------------                        ---------------
(j)                                 Consents of Independent Auditors
(g)                                 Custodian Agreement Between Registrant
                                    and Firstar Bank, N.A.